Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield U.S. Listed Real Estate Fund

Supplement dated September 12, 2016, to the Statement of Additional Information for Class A Shares, Class C Shares, Class I Shares and Class Y Shares of the Brookfield Global Listed Real Estate Fund, the Brookfield Global Listed Infrastructure Fund, the Brookfield Real Assets Securities Fund and the Brookfield U.S. Listed Real Estate Fund, dated April 29, 2016.

Effective immediately, Leonardo Anguiano will replace Sam Arnold as a Co-Portfolio Manager of the Brookfield Global Listed Infrastructure Fund and the Brookfield Real Assets Securities Fund.

Therefore, effective immediately, the third paragraph under the section “Portfolio Managers” is being deleted and being replaced with the following:

“Leonardo Anguiano — Director and Portfolio Manager.  Mr. Anguiano has 18 years of experience and is a Director on the global infrastructure team. He is responsible for covering European infrastructure securities focusing on the Water, Transportation and Energy Infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Mr. Anguiano worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, he worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Mr. Anguiano started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics.”

In addition, effective immediately, the twelfth, thirteenth and fourteenth paragraph under the section “Portfolio Managers” are being deleted and being replaced with the following:

“Messrs. Noble and Anguiano are jointly and primarily responsible for the day to day investment decisions for the Infrastructure Fund.

For the Real Assets Securities Fund, Messrs. Noble and Antonatos are primarily responsible for the asset allocations. Messrs. Noble and Anguiano are jointly and primarily responsible for the infrastructure investment decisions. Messrs. Baine and Krieg are jointly and primarily responsible for the real estate investment decisions. Mr. Koutsantonis is primarily responsible for the natural resources investment decisions. Mr. Pope is primarily responsible for the energy investment decisions. Messrs. Erikson and Shipley are jointly and primarily responsible for the corporate credit investment decisions.

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of December 31, 2015 (except for Mr. Antonatos, which is as of February 29, 2016 and Mr. Anguiano, which is as of July 31, 2016): registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.”

In addition, effective immediately, the seventeenth and eighteenth paragraph under the section “Portfolio Managers” are being deleted and being replaced with the following:

“The following table provides information relating to other accounts managed by Mr. Anguiano:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-based Fees	0	0	0
Assets Managed (assets in millions)	$0	$0	$0
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$0

”

Please contact the Funds at 1-855-244-4859 if you have any questions.

Please retain this Supplement with your SAI for reference.